Exhibit 10.1.34

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

IntelsatONESM Network Broadband

Service Order No. 25811

	Intelsat Information:	Customer Information:
Name:	Intelsat Corporation (“Intelsat”)	Gogo LLC (“Customer”)
Place/Type of Organization:	A Delaware corporation	A Delaware corporation
Address:	3400 International Drive, NW	1250 N. Arlington Heights Road
City/Country:	Washington, DC 20008, USA	Itasca, IL 60143
Attention:	Suzette Schmidt	Mr. Anand Chari
Telephone:	+1-202-944-6827	+1-630-647-1414
Facsimile:	+1-202-944-7529	+1-630-285-0191
E-mail:	suzette.schmidt@intelsat.com	achari@gogoair.com
Type of Service Order:	New Service
Master Service Agreement	Master Service Agreement No: 21078, dated 25-Aug-2008 Account No: 123639
Service Start Date (SSD)

15-Feb-2013

Note: Intelsat reserves the right to reschedule/postpone the SSD if this Service Order is returned less than 6 business days before the stated SSD. Billing will commence on the SSD whether the Service commences or not, unless any delay Is caused solely and directly by Intelsat.

Service End Date (SED)	14-Oct-2018 Note: If the SSD Is delayed, the SED date will also be delayed by the same duration. The term of service will remain unchanged.
Monthly Recurring Charge (MRC)	See below Service and Payment Schedule
Monthly Recurring Charge (NRC)
Deposit/Collateral	[***]
Billing Method	Monthly in advance
Appendices

Appendix 1A: Service Details — Mountainside Teleport Master

Appendix 2A: Operational Contact Details

Appendix 3A: Co-Location Service Details

Appendix 1B: Service Details — Ellenwood Teleport Master

Appendix 2B: Operational Contact Details

Appendix 3B: Co-Location Service Details

Appendix 1C: Service Details — Napa Teleport Master

Appendix 2C: Operational Contact Details

Appendix 3C: Co-Location Service Details

Appendix 1D: Service Details — Perth Teleport Master

Appendix 2D: Operational Contact Details

Appendix 3D: Co-Location Service Details

Appendix 1E: Service Details — Kumsan Teleport Master

Appendix 2E: Operational Contact Details

Appendix 3E: Co-Location Service Details

Appendix 1F: Service Details — Brazil Teleport Master

Appendix 2F: Operational Contact Details

Appendix 3F: Co-Location Service Details

Appendix 4: Roles & Responsibilities of Intelsat and Customer

Appendix 5: Additional Terms & Conditions

Service and Payment Schedule
SVOs	NRC	MRC
513075-101-1	[***]	[***]
513075-101-2	[***]	[***]
513075-102	[***]	[***]
513075-103	[***]	[***]
513075-104	[***]	[***]
51.3075-201	[***]	[***]
513075-202	[***]	[***]
513075-203	[***]	[***]
513075-204	[***]	[***]
513075-301-1	[***]	[***]
513075-301-2	[***]	[***]
513075-301-3	[***]	[***]
513075-302	[***]	[***]
513075-303	[***]	[***]
513075-304	[***]	[***]
513075-401	[***]	[***]
513078-402	[***]	[***]
513075-403	[***]	[***]
513075-404	[***]	[***]
513075-501	[***]	[***]
513075-502	[***]	[***]
513075-503	[***]	[***]
513075-504	[***]	[***]
513075-601	[***]	[***]
513075-602	[***]	[***]
5130.75-603	[***]	[***]
513075-604	[***]	[***]

TOTALS	[***]	[***]

By signing and returning this Service Order 25811 (“Service Order”) to Intelsat, Customer Is making an offer to purchase the service described in this Service Order (“Service”) from Intelsat. When executed by Intelsat this Service Order shall become binding. Provision of the Service is subject to Intelsat receiving from Customer any required Deposit/Collateral specified In a form acceptable to Intelsat at least fifteen (15) calendar days prior to the Service Start Date. Intelsat may apply the Deposit/Collateral paid hereunder to cover any outstanding payments due by Customer to Intelsat under this Service Order or any other Service Order subject to the terms and conditions of the MSA set forth above. Intelsat shall return any remaining Deposit/Collateral or security to Customer once all Services under the MSA have been terminated and liabilities have been settled. This Service Order incorporates the Appendices listed above, and the applicable Service Descriptions for the Service which are available at https://my.Intelsat.com and which may be revised from time to time by Intelsat. This Service Order and the Service are subject to the terms and conditions of the Master Service Agreement (“MSA”) referenced above. In the event of a conflict between this Service Order and the MSA, this Service Order shall control.

INTELSAT		CUSTOMER

By:	/s/ Patricia Casey	By:	/s/ Anand Chari

Name:	Patricia A. Casey	Name:	Anand K. Chari

Title:	SVP & Deputy General Counsel	Title:	CFO

Date:	November-20-2012	Date:	11/19/12

Intelsat Confidential and Proprietary	Page 2 of 34

Appendix 1A - Service Details

Mountainside Teleport Master

Service type	☒ VNO (as a Hub Lease)
Service Mode (choose one)	☒ Evolution DVB-S2 with ACM (iDX 2.0.1 or higher)
Operating software version	☒ iDX 3.1.0.3 (DVB-S2) - Customer agrees and acknowledges that they will use iDX 3.1.0.3 software at Installation and thereafter the Customer will be free to utilize any software they require.
Group QoS (choose one)	☒ Hub Lease (see appendix for details)

Service ID No. 513075.101-1 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: IS-21	Location: 302°E
Transponder No.	Intelsat to Customer site: MO29K (Forward)	Customer site to Intelsat: MO29K (Return)
Beam	Mobility Beam (MOKV/MOKH)
Service IP data rate (kbps)

Initial configuration:

Forward Minimum IP Data rate: To be determined as mutually agreed upon

Return IP Data rate: To be determined as mutually agreed upon

Forward Maximum[1] IP Data rate: To be determined as mutually agreed upon (equal to Minimum if ACM not used)

Total bandwidth required (MHz)	Refer to OSC# 511905 SO# 25550
Maximum number of remote Sites	To Be Determined ([***] per Mbps aggregate (min IP data rate + return IP rate))
CPT details	Modem type and model No: Antenna Size: m G/T (mid-band) dB/K	BUC/HPA size: w Tx gain (mid-band) dBi
Service coverage area	Atlantic Ocean Region
Hub equipment	Number of Protocol Processor: 2 Number of NMS: 0 Number of Line Card: 3 XLC-11 (1 shelf spare card XLC-11 per Teleport)
Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Service ID No. 513075-101-2 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: IS-27	Location: 304.5E
Transponder No.	Intelsat to Customer site: AT29K (Forward)	Customer site to Intelsat: AT29K (Return)
Beam	North Atlantic Beam (NATKH/NATKV)
Service IP data rate (kbps)

Initial configuration:

Forward Minimum IP Data rate: To be determined as mutually agreed upon

Return IP Data rate: To be determined as mutually agreed upon

Forward Maximum[1] IP Data rate: To be determined as mutually agreed upon (equal to Minimum if ACM not used)

Total bandwidth required (MHz)	Reference OSC# 511907 SO# 25426
Maximum number of remote Sites	To Be Determined ([***] per Mbps aggregate (min IP data rate + return IP rate))
CPT details	Modem type and model No: Antenna Size: m G/T (mid-band) dB/K	BUCIHPA size: w Tx gain (mid-band) dBi
Service coverage area	Atlantic Ocean Region
Hub equipment	Number of Protocol Processor:0 (See 513075-101-1) Number of NMS: 0 Number of Line Card: 3 XLC-11
Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Intelsat Confidential and Proprietary	Page 3 of 34

Service ID No. 513075-102 Co-Location

Co-location	☐ N/A ☒ Yes (see Co-Location Service details)

Service ID No. 513075.103 Ethernet Private Line Connectivity

Fiber extension between POPs or Teleports	☒ Yes [***] Mbps via IntelsatOne (see Additional Terms and Conditions)
Local loop

☐ N/A

☐ To be provided by Customer                Local loop provider:

☐ Ready    ☐ Expected to be delivered by [DD Month]

Terminating Location (Interconnection point with Intelsat): (addresses are provided in Section VII)

Patch panel at Intelsat Teleport:

☐ Fuchsstadi ☐ Ellenwood ☒ Mountainside ☐ Riverside ☐ Napa ☐ Bouen ☐ Kumsan

☐ Perth ☐ Brazil

Patch panel at Intelsat POP:

☐ McLean ☐ London ☐ Frankfurt ☒ New York ☐ Los Angeles ☐ Atlanta ☐ Seoul ☐ Various

Circuit Type: E1 ☐     T1 ☐        T3/DS3 ☐  Ethernet Private Line ☒

Note: E3 interface is not available at POPs
Number of Circuits :

☐ To be provided by Intelsat

Terminating Location (Customer end location):

NPAINXX or phone number:                    Suite/Rack No.:        Address:

Service ID No. 513075-104

Internet Access	☒ Yes Data Rate = [***] Mbps

When Adaptive Code and Modulation (“ACM”) is not employed, the Maximum IP Data Rate will be equal to the Minimum IP Data Rate,

When ACM is employed, this Service Order guarantees the Forward Minimum IP Data Rate at the minimum modulation scheme (see Forward Carrier Parameters) and the Return IP Data Rate (s).

Additional forward IP data rate, achieved through the use of ACM up to the Forward Maximum IP Data Rate is provided on a best effort basis. The Minimum IP Data Rate must result in a symbol rate of no less than 1MSps

Notes:

•

Global code: The DVB-S2 specification defines a concatenation of Low Density Parity Check (LDPC) code and Bose-Chaudhuri¬Hocquenghem (BCH) codes. This results in a higher FEC overhead reflected In link budgets by the global code rate.

•

Intelsat Network Broadband Service supports VolP and VPN by enabling clear dedicated access channel between the network hub and remote site modem. VolP/VPN support over Intelsat Network Broadband Service is limited to transport of VolP packets from the remote VSAT Units Ethernet port to Intelsat’s multi-homed Internet backbone. Selection of a VolP service provider and termination with them is expected to be arranged by the Customer. Similarly, provision of any VPN hardware and software for end-user’s end-to¬end secure application is expected to be arranged by the Customer. The Customer is also responsible for setting up VoIP/VPN functionalities, such as routing, gateway configuration, call setup, control, billing, etc.

Intelsat Confidential and Proprietary	Page 4 of 34

Appendix 2A- Operational Contact Details

Customer Technical Contact

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630- 647-1429
Fax	N/A
Mobile	+1-630-886-7054
E-mail address	blauer@gogcair.com

Customer End User

Name	Gogo LLC, Network Operations Center
Manager	NOC Engineer on Duty
Address	1250 North Arlington Heights Rd
Country	USA
Phone	1 866 943 4662
Mobile	N/A
Fax	N/A
E-mail address	noc@aircell.com

Customer Earth Station Contact

Earth Station Name	Same as End User
Earth Station Manager
Street address
City
Country
Phone
Fax
Mobile
E-mail address

Intelsat Contact Details

Intelsat Teleport address	☒ Mountainside Teleport, 17625 Technology Blvd., Hagerstown, MD 21740, USA
Intelsat POP address	☒ New York POP, Level 3, 111 8th Avenue, Suite 304, New York, NY 10011, USA ☒ Various - For network diversity
Sales Director	Name: Alasdair Calder Tel: (202) 944-6824 Email: alasdaircalder@intelsat.com
Sales Engineer	Name: Jeff Kimble Tel: (202) 944-6805 Email: Jeff.kimble@intelsat.com
Provisioning Team	dsp@Intelsat.com doc@intelsat.com (24 x7 x 365)

Intelsat Confidential and Proprietary	Page 5 of 34

Appendix 3A – Mountainside Co-Location Service Details

Intelsat co-location services are provided subject to the terms and conditions of Intelsat’s Customer Co-Location Services Handbook which can be located at https://my.intelsal.com/ files/resources/Collocation-Handbook 6ApriI2010.pdf. Intelsat shall provide one (1) Transmit and one (1) Receive cable to the Customer co-location rack of equipment for each transponder listed in page 2 of this Service Order. Intelsat will provide a Receive, Single-Carrier Level of -40dBm +1- 5dB. If Customer requires greater Receive Power level, upon request Intelsat can provide increased amplified signal for an additional charge.

Co-location site name		Name: Mountainside Teleport
List of equipment	No.	Vendor	Equipment Type/Model No.	Quantity	Rack Units
Note 1: Intelsat requires an exhaustive	[***]	[***]	[***]	[***]	[***]
inventory of the equipment to be installed at	[***]	[***]	[***]	[***]	[***]
Intelsat Teleport.	[***]	[***]	[***]	[***]	[***]
Note 2: All co-located equipment must be 19	[***]	[***]	[***]	[***]	[***]
Inches rack mountable	5
Note 3: Intelsat does not bear any import	6
VAT, duties or shipment costs applicable to	7
the equipment not owned by Intelsat and	8

delivered to any Intelsat facility.	Total

Item	Service-Details	Notes / Service terms
No. of rack units (RU)/rack	11 RU(s) 1 Rack(s) Racks to be provided ☐ By Customer ☒ by Intelsat	All racks are standard 19 inch racks. Rack height varies by teleport. Please see Intelsat’s Customer Co-location Handbook for rack height for the selected teleport.
No. of power outlets	Customer supplied PDU

The number of allowable power outlets without extra charge is limited to 1 per RU,

4 per half rack and 8 per full rack on the same power source. Additional power outlets are available in increments of 8 and are subject to an additional MRC of [***] for each set of 8 power outlets under the same power source. If a different power source is required, item #5 will apply. (*)

No. of power sources	2 power sources	The number of allowable power sources without extra charge is limited to 1 per rack. Additional power sources are available and are subject to an additional NRC of [***] for each additional source and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. The number of outlets provided per additional power source is as per item #4. (*)
Total power consumption	2x20 Amps power sources each (total 40Amps)	The allowable power without extra charge is limited to 20 Amps per rack. Additional power requirements are subject to an additional NRC of [***] per 20 amps Increment and an additional MRC of [***] per RU, [***] half rack and [***] per full rack. (*)
Remote access	☐ Incoming dial-up access Number of lines: ☒ Internet access Data rate:[***] Kbit/s ☐ Not required

Remote Internet access is available to allow customers to control and monitor equipment. Please indicate the data rate required for remote monitoring access (e.g. do not put the data rate here for your satellite carriers, but instead the rate for remote Internet access for equipment monitoring).

Outgoing phone lines are not available at the Teleport. Incoming dial-up access lines are subject to a location fee and a line rate dependent upon the amount charged by the local telecom providers. If Internet access is required, the co-located equipment must have an Ethernet port. (*)

Intelsat Confidential and Proprietary	Page 6 of 34

Item	Service-Details	Notes / Service terms
Cross-connect required to other customer	☒ Yes - Customer agrees to be responsible for the interconnection to CenturyLink located at 111 8th Ave., NYC	The other customer authorization must be provided to Intelsat to establish the cross-connect.
No. of Teleport access cards		Intelsat shall provide the Customer access to its Teleport for Installation of Customer-provided equipment, for emergency operation and maintenance and for any required Intelsat SSOG test and network activation tests. Any visit to Intelsat facilities, such as Teleport, should be coordinated with Intelsat in advance. The Customer will normally be allowed to have a maximum of two persons on site to support the service detailed in this Service Order.
Assistance required for equipment installation	☐ Yes ☒ No	Intelsat’s co-location MRC and NRC do not includes the provision of any labor to assemble and rack mount Customers’ co-located equipment. Any such assistance must be requested separately and is charged as per level 1 support charges presented In row 11 below.

(*)	Please contact our Provisioning team at dsp@intelsat.com for your additional power, power outlets and remote access requirements, if any.

2. A separate invoice will be Issued for these above additional requirements.

Item	Level 1 support charges per hour	Level 1 support details
Level 1 support

7 days a week 0800-1700: [***] (local time)

Note: Level 1 support labor is not Included in the co- location rack space charges. Labor will be invoiced for a minimum of one hour and then per additional half hour increment. Any additional special labor or material expenses will be charged at cost incurred [***].

Intelsat will provide the following services as part of Level 1 support when requested by the Customer to the NOC:

•   Re-booting of Customer equipment.

•   Changing cards as guided by Customer.

•   Customer must provide spare cards.

•   Swapping cards as advised by Customer.

•   Checking LED status, as requested and guided by the Customer.

Intelsat Confidential and Proprietary	Page 7 of 34

Appendix 1B — Service Details

Ellenwood Teleport Master

Service type	☒ VNO (as a Hub Lease)
Service Mode (choose one)	☒ Evolution DVB-S2 with ACM (iDX 2.0.1 or higher)
Operating software version	☒ iDX 3.1.0.3 (DVB-S2) - Customer agrees and acknowledges that they will use iDX 3.1.0.3 software at Installation and thereafter the Customer will be free to utilize any software they require.
Group QoS (choose one)	☒ Hub Lease (see appendix for details)

Service ID No. 513075-201 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: IS-14	Location: 315E
Transponder No.	Intelsat to Customer site: AM18K (Forward)	Customer site to Intelsat: AM18K (Return)
Beam	Americas Beam (AMKV/AMKH)
Service IP data rate (kbps)

Initial configuration:

Forward Minimum IP Data rate: To be determined as mutually agreed upon

Return IP Data rate: To be determined as mutually agreed upon

Forward Maximum[1] IP Data rate: To be determined as mutually agreed upon (equal to Minimum if ACM not used)

Total bandwidth required (MHz)	Refer to OSC# 511938 SO# 25438
Maximum number of remote Sites	To Be Determined ([***] per Mbps aggregate (min IP data rate + return IP rate))
CPT details	Modem type and model No: Antenna Size: m G/T (mid-band) dB/K	BUC/HPA size: w Tx gain (mid-band) dBi
Service coverage area	Americas Region
Hub equipment	Number of Protocol Processor: 2 Number of NMS: 0 Number of Line Card: 3 XLC-11 (1 shelf spare card XLC-11 per Teleport)
Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Service ID No. 513075-202 Co-Location

Co-location	☐ N/A ☒ Yes (see Co-Location Service details)

Service ID No. 513075.-203 Ethernet Private Line Connectivity

Fiber extension between POPs or Teleports	☐ N/A ☒ Yes [***] Mbps via IntelsatOne (see Additional Terms and Conditions)
Local loop

☐ N/A

☐ To be provided by Customer                    Local loop provider:

☐ Ready    ☐ Expected to be delivered by [DD Month]

Terminating Location (Interconnection point with Intelsat): (addresses are provided In Section VII)

Patch panel at Intelsat Teleport:

☐ Fuchsstadt ☒ Ellenwood ☐ Mountainside ☐ Riverside ☐ Napa ☐ Bouen ☐ Kumsan

☐ Perth ☐ Brazil

Patch panel at Intelsat POP:

☐ McLean ☐ London ☐ Frankfurt ☒ New York ☐ Los Angeles ☐ Atlanta ☐ Seoul ☒ Various

Circuit Type: E1 ☐      T1 ☐            T3/DS3 ☐ Ethernet Private Line ☒

Note: E3 interface is not available at POPs
Number of Circuits :

☐ To be provided by Intelsat

Terminating Location (Customer end location):

NPAINXX or phone number:                    Suite/Rack No.:            Address:

Service ID No. 513075-204

Internet Access	☒ Yes Data Rate = [***] Mbps

Intelsat Confidential and Proprietary	Page 8 of 34

When Adaptive Code and Modulation (“ACM”) is not employed, the Maximum IP Data Rate will be equal to the Minimum IP Data Rate. When ACM is employed, this Service Order guarantees the Forward Minimum IP Data Rate at the minimum modulation scheme (see Forward Carrier Parameters) and the Return IP Data Rate (s). Additional forward IP data rate, achieved through the use of ACM up to the Forward Maximum IP Data Rate is provided on a best effort basis. The Minimum IP Data Rate must result in a symbol rate of no less than 1MSps

Notes:

•

Global code: The DVB-S2 specification defines a concatenation of Low Density Parity Check (LDPC) code and Bose-Chaudhuri¬Hocquenghem (BCH) codes. This results in a higher FEC overhead reflected In link budgets by the global code rate.

•

Intelsat Network Broadband Service supports VolP and VPN by enabling clear dedicated access channel between the network hub and remote site modem. VolP/VPN support over Intelsat Network Broadband Service is limited to transport of VolP packets from the remote VSAT Units Ethernet port to Intelsat’s multi-homed Internet backbone. Selection of a VolP service provider and termination with them is expected to be arranged by the Customer. Similarly, provision of any VPN hardware and software for end-user’s end-to-end secure application is expected to be arranged by the Customer. The Customer is also responsible for setting up VolP/VPN functionalities, such as routing, gateway configuration, call setup, control, billing, etc.

Intelsat Confidential and Proprietary	Page 9 of 34

Appendix 2B: Operational Contact Details

Customer Technical Contact

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630- 647-1429
Fax	N/A
Mobile	+1-630-886-7054
E-mail address	blauer@gogoair.com

Customer End User

Name	Gogo LLC, Network Operations Center
Helpdesk Manager	NOC Engineer on Duty
Address	1250 North Arlington Heights Rd
Country	USA
Phone	+1 866 943 4662
Mobile	N/A
Fax	N/A
E-mail address	noc@aircell.com

Customer Earth Station Contact

Earth Station Name	Same as End User Helpdesk
Earth Station Manager
Street address
City
Country
Phone
Fax
Mobile
E-mail address

Intelsat Contact Details

Intelsat Teleport address	☒ Ellenwood Teleport, 2857 Fork Creek Church Road, Ellenwood, GA 30294, USA
Intelsat POP address	☒ New York POP, Level 3, 111 8th Avenue, Suite 304, New York, NY 10011, USA ☒Various - For network diversity
Sales Director	Name: Alasdair Calder Tel: (202) 944-6824 Email: alasdaircalder@intelsat.com
Sales Engineer	Name: Jeff Kimble Tel: (202) 944-6805 Email: Jeff.kimble@intelsat.com
Provisioning Team	dsp@Intelsat.com doc@intelsat.com (24 x7 x 365)

Intelsat Confidential and Proprietary	Page 10 of 34

Appendix 3B — Ellenwood Co-Location Service Details

Intelsat co-location services are provided subject to the terms and conditions of Intelsat’s Customer Co-Location Services Handbook which can be located at https://my.intelsat.com/ files/resources/Collocation-Handbook 6ApriI2010.pdf. Intelsat shall provide one (1) Transmit and one (1) Receive cable to the Customer co-location rack of equipment for each transponder listed in page 2 of this Service Order. Intelsat will provide a Receive, Single-Carrier Level of -40dBm +1- 5dB. If Customer requires greater Receive Power level, upon request Intelsat can provide increased amplified signal for an additional charge.

Co-location site name	Name: Ellenwood Teleport
List of equipment	No.	Vendor	Equipment Type/Model No.	Quantity	Rack Units
Note 1: Intelsat requires an exhaustive	1	[***]	[***]	[***]	[***]
inventory of the equipment to be installed at	2	[***]	[***]	[***]	[***]
Intelsat Teleport.	3	[***]	[***]	[***]	[***]
Note 2: All co-located equipment must be 19	4	[***]	[***]	[***]	[***]
inches rack mountable	5
Note 3: Intelsat does not bear any import	6
VAT, duties or shipment costs applicable to	7
the equipment not owned by Intelsat and	8

delivered to any Intelsat facility.	Total

Item	Service-Details	Notes / Service terms
No. of rack units (RU)/rack	11 RU(s) 1 Rack(s) Racks to be provided ☐ By Customer ☒ by Intelsat	All racks are standard 19 inch racks. Rack height varies by teleport. Please see Intelsat’s Customer Co-location Handbook for rack height for the selected teleport.
No. of power outlets	Customer supplied PDU

The number of allowable power outlets without extra charge is limited to 1 per RU,

4 per half rack and 8 per full rack on the same power source. Additional power outlets are available in increments of 8 and are subject to an additional NRC of [***] for each set of 8 power outlets under the same power source. If a different power source is required, item #5 will apply. (*)

No. of power sources	2 power sources	The number of allowable power sources without extra charge is limited to 1 per rack. Additional power sources are available and are subject to an additional NRC of [***] for each additional source and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. The number of outlets provided per additional power source is as per item #4. (*)
Total power consumption	2x20 Amps power sources each (total 40Amps)	The allowable power without extra charge is limited to 20 Amps per rack. Additional power requirements are subject to an additional NRC of [***] per 20 amps Increment and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. (*)
Remote access	☐ Incoming dial-up access Number of lines: ☒ Internet access Data rate:[***] Mbit/s ☐ Not required

Remote Internet access is available to allow customers to control and monitor equipment. Please indicate the data rate required for remote monitoring access (e.g. do not put the data rate here for your satellite carriers, but instead the rate for remote Internet access for equipment monitoring).

Outgoing phone lines are not available at the Teleport. Incoming dial-up access lines are subject to a location fee and a line rate dependent upon the amount charged by the local telecom providers. If Internet access is required, the co-located equipment must have an Ethernet port. (*)

Intelsat Confidential and Proprietary	Page 11 of 34

Item	Service-Details	Notes / Service terms
Cross-connect required to other customer	☒ Yes - Customer agrees to be responsible for the interconnection to CenturyLink located at 111 8th Ave., NYC	The other customer authorization must be provided to Intelsat to establish the cross-connect.
No. of Teleport access cards		Intelsat shall provide the Customer access to its Teleport for installation of Customer-provided equipment, for emergency operation and maintenance and for any required Intelsat SSOG test and network activation tests. Any visit to Intelsat facilities, such as Teleport, should be coordinated with Intelsat in advance. The Customer will normally be allowed to have a maximum of two persons on site to support the service detailed in this Service Order.
Assistance required for equipment installation	☐ Yes ☒ No	Intelsat’s co-location MRC and NRC do not includes the provision of any labor to assemble and rack mount Customers’ co-located equipment. Any such assistance must be requested separately and is charged as per level 1 support charges presented In row 11 below.
(*)	Please contact our Provisioning team at dsp@intelsat.com for your additional power, power outlets and remote access requirements, if any.

2. A separate invoice will be Issued for these above additional requirements.

Item	Level 1 support charges per hour	Level 1 support details
Level 1 support

7 days a week 0800-1700: [***] (local time)

Note: Level 1 support labor is not Included in the co- location rack space charges. Labor will be invoiced for a minimum of one hour and then per additional half hour increment. Any additional special labor or material expenses will be charged at cost incurred [***].

Intelsat will provide the following services as part of Level 1 support when requested by the Customer to the NOC:

•   Re-booting of Customer equipment.

•   Changing cards as guided by Customer.

•   Customer must provide spare cards.

•   Swapping cards as advised by Customer.

•   Checking LED status, as requested and guided by the Customer.

Intelsat Confidential and Proprietary	Page 12 of 34

Appendix IC — Service Details

Napa Teleport Master

Service type	☒ VNO (as a Hub Lease)
Service Mode (choose one)	☒ Evolution DVB-S2 with ACM (iDX 2.0.1 or higher)
Operating software version	☒ iDX 3.1.0.3 (DVB-S2) - Customer agrees and acknowledges that they will use iDX 3.1.0.3 software at Installation and thereafter the Customer will be free to utilize any software they require.
Group QoS (choose one)	☒ Hub Lease (see appendix for details)

Service ID No. 513075-301-1 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: IS-19	Location: 166E
Transponder No.	Intelsat to Customer site: NW30K (Forward)	Customer site to Intelsat: NW30K (Return)
Beam	North West Pacific Beam (NWKPV/NWKPH)
Service IP data rate (kbps)

Initial configuration:

Forward Minimum IP Data rate: To be determined as mutually agreed upon

Return IP Data rate: To be determined as mutually agreed upon

Forward Maximum[1] IP Data rate: To be determined as mutually agreed upon (equal to Minimum if ACM not used)

Total bandwidth required (MHz)	Refer to OSC# 25426 SO# 511903
Maximum number of remote Sites	To Be Determined ([***] per Mbps aggregate (min IP data rate + return IP rate))
CPT details	Modem type and model No: Antenna Size: m G/T (mid-band) dB/K	BUC/HPA size: w Tx gain (mid-band) dBi
Service coverage area	Pacific Ocean Region
Hub equipment	Number of Protocol Processor: 2 Number of NMS: 0 Number of Line Card: 3 XLC-11 (1 shelf spare card XLC-11 per Teleport)
Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Service ID No. 513075-301-2 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: IS-19	Location: 166E
Transponder No.	Intelsat to Customer site: NEP32K (Forward)	Customer site to Intelsat: NEP32K (Return)
Beam	North East Pacific Beam (NEPKH/NEPKKV)
Service IP data rate (kbps)

Initial configuration:

Forward Minimum IP Data rate: To be determined as mutually agreed upon

Return IP Data rate: To be determined as mutually agreed upon

Forward Maximum’ IP Data rate: To be determined as mutually agreed upon (equal to Minimum if ACM not used)

Total bandwidth required (MHz)	Reference OSC# 25426 SO#511901
Maximum number of remote Sites	To Be Determined ([***] per Mbps aggregate (min IP data rate + return IP rate))
CPT details	Modem type and model No: Antenna Sze: m G/T (mid-band) dB/K	BUC/HPA size: w Tx gain (mid-band) dBi
Service coverage area	Pacific Ocean Region
Hub equipment	Number of Protocol Processor:0 Number of NMS: 0 Number of Line Card: 3 XLC-11
Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Intelsat Confidential and Proprietary	Page 13 of 34

Service ID No. 513075-301-3 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: IS-19	Location: 166E
Transponder No.	Intelsat to Customer site: SW3K (Forward)	Customer site to Intelsat: SW3K (Return)
Beam	South West Pacific Beam (SWPKH/NSWPKV)
Service IP data rate (kbps)

Initial configuration:

Forward Minimum IP Data rate: To be determined as mutually agreed upon

Return IP Data rate: To be determined as mutually agreed upon

Forward Maximum[1] IP Data rate: To be determined as mutually agreed upon (equal to Minimum if ACM not used)

Total bandwidth required (MHz)	Reference OSC# 25426 SO#511906
Maximum number of remote Sites	To Be Determined ([***] per Mbps aggregate (min IP data rate + return IP rate))
CPT details	Modem type and model No: Antenna Size: m G/T (mid-band) dB/K	BUC/HPA size: w Tx gain (mid-band) dBi
Service coverage area	Atlantic Ocean Region
Hub equipment	Number of Protocol Processor:0 Number of NMS: 0 Number of Line Card: 3 XLC-11
Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Service ID No. 513075-302 Co-Location

Co-location	☒ Yes (see Co-Location Service details)

Service ID No. 513075-302 Ethernet Private Line Connectivity

Fiber extension between POPs or Teleports	☐ N/A ☒ Yes [***] Mbps via IntelsatOne (see Additional Terms and Conditions)
Local loop

☐ N/A

☐ To be provided by Customer Local loop provider:

☐ Ready    ☐ Expected to be delivered by [DD Month]

Terminating Location (Interconnection point with Intelsat): (addresses are provided In Section VII)

Patch panel at Intelsat Teleport:

☐ Fuchsstadt ☐ Ellenwood ☐ Mountainside ☐ Riverside ☒ Napa ☐ Bouen ☐ Kumsan

☐ Perth ☐ Brazil

Patch panel at Intelsat POP:

☐ McLean ☐ London ☐ Frankfurt ☒ New York ☐ Los Angeles ☐ Atlanta ☐ Seoul ☒ Various

Circuit Type: E1 ☐      T1 ☐         T3/DS3 ☐  Ethernet Private Line ☒

Note: E3 interface is not available at POPs
Number of Circuits :

☐ To be provided by Intelsat

Terminating Location (Customer end location):

NPA/NXX or phone number:                    Suite/Rack No.:              Address:

Service ID No. 513075-304

Internet Access	☒ Yes Data Rate = [***] Mbps

When Adaptive Code and Modulation (“ACM”) is not employed, the Maximum IP Data Rate will be equal to the Minimum IP Data Rate. When ACM is employed, this Service Order guarantees the Forward Minimum IP Data Rate at the minimum modulation scheme (see Forward Carrier Parameters) and the Return IP Data Rate (s). Additional forward IP data rate, achieved through the use of ACM up to the Forward Maximum IP Data Rate is provided on a best effort basis. The Minimum IP Data Rate must result in a symbol rate of no less than 1MSps

Notes:

•

Global code: The DVB-S2 specification defines a concatenation of Low Density Parity Check (LDPC) code and Bose-Chaudhuri¬Hocquenghem (BCH) codes. This results in a higher FEC overhead reflected in link budgets by the global code rate.

•

Intelsat Network Broadband Service supports VolP and VPN by enabling clear dedicated access channel between the network hub and remote site modem. VolP/VPN support over Intelsat Network Broadband Service is limited to transport of VolP packets from the remote VSAT Unit’s Ethernet port to Intelsat’s multi-homed Internet backbone. Selection of a VolP service provider and termination with them is expected to be arranged by the Customer. Similarly, provision of any VPN hardware and software for end-user’s end-to-end secure application is expected to be arranged by the Customer. The Customer is also responsible for setting up VolP/VPN functionalities, such as routing, gateway configuration, call setup, control, billing, etc.

Intelsat Confidential and Proprietary	Page 14 of 34

Appendix 2C: Operational Contact Details

Customer Technical Contact

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630- 647-1429
Fax	N/A
Mobile	+1-630-886-7054
E-mail address	blauer@gogoair.com

Customer End User Helpdesk

Name	Gogo LLC, Network Operations Center
Helpdesk Manager	NOC Engineer on Duty
Address	1250 North Arlington Heights Rd
Country	USA
Phone	1 866 943 4662
Mobile	N/A
Fax	N/A
E-mail address	noc@aircell.com

Customer Earth Station Contact

Earth Station Name	Same as End User Helpdesk
Earth Station Manager
Street address
City
Country
Phone
Fax
Mobile
E-mail address

Intelsat Contact Details

Intelsat Teleport address	☒ Napa Teleport, 961 Anselmo Court, Napa, CA 94558, , USA
Intelsat POP address	☒ New York POP, Level 3, 111 8th Avenue, Suite 304, New York, NY 10011, USA ☒ Various - For network diversity
Safes Director	Name: Alasdair Calder Tel: (202) 944-6824 Email: alasdaircalder@intelsat.com
Sales Engineer	Name: Jeff Kimble Tel: (202) 944-6805 Email: Jeff.kimble@intelsat.com
Provisioning Team	dsp@Intelsat.com doc@intelsat.com (24 x7 x 365)

Intelsat Confidential and Proprietary	Page 15 of 34

Appendix 3C — Napa Co-Location Service Details

Intelsat co-location services are provided subject to the terms and conditions of Intelsat’s Customer Co-Location Services Handbook which can be located at https://my.intelsat.com/ files/resources/Collocation-Handbook 6April2010.pdf. Intelsat shall provide one (1) Transmit and one (1) Receive cable to the Customer co-location rack of equipment for each transponder listed in page 2 of this Service Order. Intelsat will provide a Receive, Single-Carrier Level of -40dBm +/- 5dB. If Customer requires greater Receive Power level, upon request Intelsat can provide increased amplified signal for an additional charge.

Co-location site name	Name: Napa Teleport
List of equipment	No.	Vendor	Equipment Type/Model No.	Quantity	Rack Units
Note 1: Intelsat requires an exhaustive	1	[***]	[***]	[***]	[***]
inventory of the equipment to be installed at	2	[***]	[***]	[***]	[***]
Intelsat Teleport.	3	[***]	[***]	[***]	[***]
Note 2: All co-located equipment must be 19	4	[***]	[***]	[***]	[***]
inches rack mountable	5
Note 3: Intelsat does not bear any import	6
VAT, duties or shipment costs applicable to	7
the equipment not owned by Intelsat and	8

delivered to any Intelsat facility.	Total

Item	Service Details	Notes / Service terms
No. of rack units (RU)/rack	11 RU(s) 1 Rack(s) Racks to be provided ☐ By Customer ☒ by Intelsat	All racks are standard 19 inch racks. Rack height varies by teleport. Please see Intelsat’s Customer Co-location Handbook for rack height for the selected teleport.
No. of power outlets	Customer supplied PDU	The number of allowable power outlets without extra charge is limited to 1 per RU, 4 per half rack and 8 per full rack on the same power source. Additional power outlets are available in increments of 8 and are subject to an additional NRC of [***] for each set of 8 power outlets under the same power source. If a different power source is required, item #5 will apply. (*)
No. of power sources	2 power sources	The number of allowable power sources without extra charge is limited to 1 per rack. Additional power sources are available and are subject to an additional NRC of [***] for each additional source and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. The number of outlets provided per additional power source is as per item #4. (*)
Total power consumption	2x20 Amps power sources each (total 40Amps)	The allowable power without extra charge is limited to 20 Amps per rack. Additional power requirements are subject to an additional NRC of [***] per 20 amps increment and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. (*)
Remote access	☐ Incoming dial-up access Number of lines ☒ Internet access Data rate: [***] Mbit/s ☐ Not required

Remote internet access is available to allow customers to control and monitor equipment. Please indicate the data rate required for remote monitoring access (e.g. do not put the data rate here for your satellite carriers, but instead the rate for remote Internet access for equipment monitoring).

Outgoing phone lines are not available at the Teleport. Incoming dial-up access lines are subject to a location fee and a line rate dependent upon the amount charged by the local telecom providers. If Internet access is required, the co-located equipment must have an Ethernet port. (*)

Intelsat Confidential and Proprietary	Page 16 of 34

Item	Service Details	Notes / Service terms
Cross-connect required to other customer	☒ Yes - Customer agrees to be responsible for the interconnection to CenturyLink located at 111 8th Ave., NYC	The other customer authorization must be provided to Intelsat to establish the cross-connect.
No. of Teleport access cards		Intelsat shall provide the Customer access to its Teleport for installation of Customer-provided equipment, for emergency operation and maintenance and for any required Intelsat SSOG test and network activation tests. Any visit to Intelsat facilities, such as Teleport, should be coordinated with Intelsat in advance. The Customer will normally be allowed to have a maximum of two persons on site to support the service detailed in this Service Order.
Assistance required for equipment installation	☐ Yes ☒ No	Intelsat’s co-location MRC and NRC do not include the provision of any labor to assemble and rack mount Customers’ co-located equipment. Any such assistance must be requested separately and is charged as per level 1 support charges presented in row 11 below.

(*)	1. Please contact our Provisioning team at dsp@intelsat.com for your additional power, power outlets and remote access requirements, if any.

2. A separate invoice will be issued for these above additional requirements.

Item	Level 1 support charges per hour	Level 1 support details
Level 1 support

7 days a week 0800-1700: [***] (local time)

Note: Level 1 support labor is not included in the co- location rack space charges. Labor will be invoiced for a minimum of one hour and then per additional half hour increment. Any additional special labor or material expenses will be charged at cost incurred [***].

Intelsat will provide the following services as part of Level 1 support when requested by the Customer to the NOC:

•    Re-booting of Customer equipment.

•    Changing cards as guided by Customer.

•    Customer must provide spare cards.

•    Swapping cards as advised by Customer.

•    Checking LED status, as requested and guided by the Customer.

Intelsat Confidential and Proprietary	Page 17 of 34

Appendix 1D — Service Details

Perth Teleport Master

Service type	☒ VNO (as a Hub Lease)
Service Mode (choose one)	☒ Evolution DVB-S2 with ACM (iDX 2.0.1 or higher)
Operating software version	☒ iDX 3.1.0.3 (DVB-S2) - Customer agrees and acknowledges that they will use iDX 3.1.0.3 software at installation and thereafter the Customer will be free to utilize any software they require.
Group QoS (choose one)	☒ Hub Lease (see appendix for details)

Service ID No. 513075-401 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: IS-19	Location: 166E
Transponder No.	Intelsat to Customer site: ANZ9K (Forward)	Customer site to Intelsat: ANZ9K (Return)
Beam	Australia New Zealand Beam (ANZKH/ANZKV)
Service IP data rate (kbps)

Initial configuration:

Forward Minimum IP Data rate: To be determined as mutually agreed upon

Return IP Data rate: To be determined as mutually agreed upon

Forward Maximum[1] IP Data rate: To be determined as mutually agreed upon (equal to Minimum if ACM not used)

Total bandwidth required (MHz)	Refer to OSC# 25426 SO# 511900
Maximum number of remote Sites	To Be Determined ([***] per Mbps aggregate (min IP data rate + return IP rate))
CPT details	Modem type and model No: Antenna Size: m G/T (mid-band) dB/K	BUC/HPA size: w Tx gain (mid-band) dBi
Service coverage area	Australia New Zealand Region
Hub equipment	Number of Protocol Processor: 2 Number of NMS: 0 Number of Line Card: 3 XLC-11 (1 shelf spare card XLC-11)
Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Service ID No. 513075-402 Co-Location
Co-location	☒ Yes (see Co-Location Service details )

Service ID No. 513075-403 Ethernet Private Line Connectivity
Fiber extension between POPs or Teleports	☐ N/A ☒ Yes [***] Mbps via IntelsatOne (see Additional Terms and Conditions)
Local loop

☐ N/A

☐ To be provided by Customer Local loop provider:

☐ Ready    ☐ Expected to be delivered by [DD Month]

Terminating Location (Interconnection point with Intelsat): (addresses are provided In Section VII)

Patch panel at Intelsat Teleport:

☐ Fuchsstadt   ☐ Ellenwood   ☐ Mountainside     ☐ Riverside   ☐ Napa   ☐ Bouen   ☐ Kumsan

☒ Perth   ☐ Brazil

Patch panel at Intelsat POP:

☐ McLean   ☐ London   ☐ Frankfurt   ☒ New York   ☐ Los Angeles   ☐ Atlanta   ☐ Seoul   ☒ Various

Circuit Type: E1   ☐ T1   ☐ T3/DS3   ☐ Ethernet Private Line   ☒

Note: E3 interface is not available at POPs
Number of Circuits :

☐ To be provided by Intelsat

Terminating Location (Customer end location):

NPA/NXX or phone number:                    Suite/Rack No.:            Address:

Service ID No. 513075-404

Internet Access	☒ Yes Data Rate = [***] Mbps

When Adaptive Code and Modulation (“ACM”) is not employed, the Maximum IP Data Rate will be equal to the Minimum IP Data Rate. When ACM is employed, this Service Order guarantees the Forward Minimum IP Data Rate at the minimum modulation scheme (see Forward Carrier Parameters) and the Return IP Data Rate (s). Additional forward IP data rate, achieved through the use of ACM up to the Forward Maximum IP Data Rate is provided on a best effort basis. The Minimum IP Data Rate must result in a symbol rate of no less than 1MSps

Intelsat Confidential and Proprietary	Page 18 of 34

Notes:

•

Global code: The DVB-S2 specification defines a concatenation of Low Density Parity Check (LDPC) code and Bose-Chaudhuri¬Hocquenghem (BCH) codes. This results in a higher FEC overhead reflected In link budgets by the global code rate.

•

Intelsat Network Broadband Service supports VolP and VPN by enabling clear dedicated access channel between the network hub and remote site modem. VolP/VPN support over Intelsat Network Broadband Service is limited to transport of VolP packets from the remote VSAT Units Ethernet port to Intelsat’s multi-homed Internet backbone. Selection of a VolP service provider and termination with them is expected to be arranged by the Customer. Similarly, provision of any VPN hardware and software for end-user’s end-to-end secure application is expected to be arranged by the Customer. The Customer is also responsible for setting up VolP/VPN functionalities, such as routing, gateway configuration, call setup, control, billing, etc.

Intelsat Confidential and Proprietary	Page 19 of 34

Appendix 2D - Operational Contact Details

Customer Technical Contact

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630- 647-1429
Fax	N/A
Mobile	+1-630-886-7054
E-mail address	blauer@gogocair.com

Customer End User Helpdesk

Name	Gogo LLC, Network Operations Center
Helpdesk Manager	NOC Engineer on Duty
Address	1250 North Arlington Heights Rd
Country	USA
Phone	1 866 943 4662
Mobile	N/A
Fax	N/A
E-mail address	noc@aircell.com

Customer Earth Station Contact

Earth Station Name	Same as End User Helpdesk
Earth Station Manager
Street address
City
Country
Phone
Fax
Mobile
E-mail address

Intelsat Contact Details

Intelsat Teleport address	☒ Perth Teleport, Gnangara Satellite Earth Station, 620 Gnangara Road, Landsdale, WA, 6065 Australia
Intelsat POP address	☒ New York POP, Level 3, 111 8th Avenue, Suite 304, New York, NY 10011, USA ☒ Various - For network diversity
Sales Director	Name: Alasdair Calder Tel: (202) 944-6824 Email: alasdaircalder@intelsat.com
Sales Engineer	Name: Jeff Kimble Tel: (202) 944-6805 Email: Jeff.kimble@intelsat.com
Provisioning Team	dsp@Intelsat.com doc@intelsat.com (24 x7 x 365)

Intelsat Confidential and Proprietary	Page 20 of 34

Appendix 3D — Perth Co-Location Service Details

Intelsat co-location services are provided subject to the terms and conditions of Intelsat’s Customer Co-Location Services Handbook which can be located at https://my.intelsaLcom/ files/resources/Collocation-Handbook 6ApriI2010.pdf. Intelsat shall provide one (1) Transmit and one (1) Receive cable to the Customer co-location rack of equipment for each transponder listed in page 2 of this Service Order. Intelsat will provide a Receive, Single-Carrier Level of -40dBm +/- 5dB. If Customer requires greater Receive Power level, upon request Intelsat can provide increased amplified signal for an additional charge.

Co-location site name		Name: Perth Teleport
List of equipment	No.	Vendor	Equipment Type/ Model No.	Quantity	Rack Units
Note 1: Intelsat requires an exhaustive inventory of the equipment to be installed at Intelsat Teleport. Note 2: All co-located equipment must be 19 Inches rack mountable Note 3: Intelsat does not bear any import VAT, duties or shipment costs applicable to the equipment not owned by Intelsat and delivered to any Intelsat facility.	1	[***]	[***]	[***]	[***]
	2	[***]	[***]	[***]	[***]
	3	[***]	[***]	[***]	[***]
	4	[***]	[***]	[***]	[***]
5
6
7
8

Total

Item	Service-Details	Notes / Service terms
No. of rack units (RU)/rack	11 RU(s) 1 Rack(s) Racks to be provided ☐ By Customer ☒ by Intelsat	All racks are standard 19 inch racks. Rack height varies by teleport. Please see Intelsat’s Customer Co-location Handbook for rack height for the selected teleport.
No. of power outlets	Customer supplied PDU

The number of allowable power outlets without extra charge is limited to 1 per RU,

4 per half rack and 8 per full rack on the same power source. Additional power outlets are available in increments of 8 and are subject to an additional NRC of [***] for each set of 8 power outlets under the same power source. If a different power source is required, item #5 will apply. (*)

No. of power sources	2 power sources	The number of allowable power sources without extra charge is limited to 1 per rack. Additional power sources are available and are subject to an additional NRC of [***] for each additional source and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. The number of outlets provided per additional power source is as per item #4. (*)
Total power consumption	2x20 Amps power sources each (total 40Amps)	The allowable power without extra charge is limited to 20 Amps per rack. Additional power requirements are subject to an additional NRC of [***] per 20 amps increment and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. (*)
Remote access	☐ Incoming dial-up access Number of lines: ☒ Internet access Data rate: [***] Mbit/s ☐ Not required

Remote Internet access is available to allow customers to control and monitor equipment. Please indicate the data rate required for remote monitoring access (e.g. do not put the data rate here for your satellite carriers, but instead the rate for remote Internet access for equipment monitoring).

Outgoing phone lines are not available at the Teleport. Incoming dial-up access lines are subject to a location fee and a line rate dependent upon the amount charged by the local telecom providers. If Internet access is required, the co-located equipment must have an Ethernet port. (*)

Intelsat Confidential and Proprietary	Page 21 of 34

Item	Service-Details	Notes / Service terms
Cross-connect required to other customer	☒ Yes - Customer agrees to be responsible for the interconnection to CenturyLink located at 111 8th Ave., NYC	The other customer authorization must be provided to Intelsat to establish the cross-connect.
No. of Teleport access cards		Intelsat shall provide the Customer access to its Teleport for installation of Customer-provided equipment, for emergency operation and maintenance and for any required Intelsat SSOG test and network activation tests. Any visit to Intelsat facilities, such as Teleport, should be coordinated with Intelsat in advance. The Customer will normally be allowed to have a maximum of two persons on site to support the service detailed in this Service Order.
Assistance required for equipment installation	☐ Yes ☒ No	Intelsat’s co-location MRC and NRC do not includes the provision of any labor to assemble and rack mount Customers’ co-located equipment. Any such assistance must be requested separately and is charged as per level 1 support charges presented in row 11 below.

(*)	Please contact our Provisioning team at dsp@intelsat.com for your additional power, power outlets and remote access requirements, if any.

2. A separate invoice will be Issued for these above additional requirements.

Item	Level 1 support charges per hour	Level 1 support details
Level 1 support

7 days a week 0800-1700: [***]

Note: Level 1 support labor is not included in the co- location rack space charges. Labor will be invoiced for a minimum of one hour and then per additional half hour increment. Any additional special labor or material expenses will be charged at cost incurred [***].

Intelsat will provide the following services as part of Level 1 support when requested by the Customer to the NOC:

•   Re-booting of Customer equipment.

•   Changing cards as guided by Customer.

•   Customer must provide spare cards.

•   Swapping cards as advised by Customer.

•   Checking LED status, as requested and guided by the Customer.

Intelsat Confidential and Proprietary	Page 22 of 34

Appendix 1E—Service Details

Kumsan Teleport Master

Service type	☒ VNO (as a Hub Lease)
Service Mode (choose one)	☒ Evolution DVB-S2 with ACM (iDX 2.0.1 or higher)
Operating software version	☒ iDX 3.1.0.3 (DVB-S2) - Customer agrees and acknowledges that they will use iDX 3.1.0.3 software at Installation and thereafter the Customer will be free to utilize any software they require.
Group QoS (choose one)	☒ Hub Lease (see appendix for details)

Service ID No. 513075-501 Uplink/Downlink and NBB-T

Satellite & location	Satellite: IS-22	Location: 72.1E
Transponder No.	Intelsat to Customer site: MOK36K (Forward)	Customer site to Intelsat: MO36K (Return)
Beam	Mobility Beam (MOKH/MOHV)
Service IP data rate (kbps)

Initial configuration:

Forward Minimum IP Data rate: To be determined as mutually agreed upon

Return IP Data rate: To be determined as mutually agreed upon

Forward Maximum[1] IP Data rate: To be determined as mutually agreed upon (equal to Minimum if ACM not used)

Total bandwidth required (MHz)	Refer to OSC# 512299 SO# 25541
Maximum number of remote Sites	To Be Determined ([***] per Mbps aggregate (min IP data rate + return IP rate))
CPT details	Modem type and model No: Antenna Size: m G/T (mid-band) dB/K	BUC/HPA size: w Tx gain (mid-band) dBl
Service coverage area	IOD/POR Region
Hub equipment	Number of Protocol Processor: 2 Number of NMS: 0 Number of Line Card: 3 XLC-11 (1 spare card XLC-11)
Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

Service ID No. 513075-502 Co-Location

Co-location	☐ N/A ☒ Yes (see Co-Location Service details)

Service ID No. 513075-503 Ethernet Private Line Connectivity

Fiber extension between POPs or Teleports	☒ Yes [***] Mbps via IntelsatOne (see Additional Terms and Conditions)
Local loop

☐ N/A

☐ To be provided by Customer Local loop provider:

☐ Ready  ☐ Expected to be delivered by [DD Month]

Terminating Location (Interconnection point with Intelsat): (addresses are provided in Section VII)

Patch panel at Intelsat Teleport:

☐ Fuchsstadt ☐ Ellenwood ☐ Mountainside ☐ Riverside ☐ Napa ☐ Bouen ☒ Kumsan

☐ Perth ☐ Brazil

Patch panel at Intelsat POP:

☐ McLean ☐ London ☐ Frankfurt ☒ New York ☐ Los Angeles ☐ Atlanta ☐ Seoul ☒ Various

Circuit Type: E1 ☐     T1 ☐        T3/DS3 ☐  Ethernet Private Line ☒

Note: E3 interface is not available at POPs
Number of Circuits :

☐ To be provided by Intelsat

Terminating Location (Customer end location):

NPA/NXX or phone number:                    Suite/Rack No.:        Address:

Service ID No. 513075-504

Internet Access	☒ Yes Data Rate = [***] Mbps

When Adaptive Code and Modulation (“ACM”) is not employed, the Maximum IP Data Rate will be equal to the Minimum IP Data Rate.

Intelsat Confidential and Proprietary	Page 23 of 34

When ACM is employed, this Service Order guarantees the Forward Minimum IP Data Rate at the minimum modulation scheme (see Forward Carrier Parameters) and the Return IP Data Rate (s). Additional forward IP data rate, achieved through the use of ACM up to the Forward Maximum IP Data Rate is provided on a best effort basis. The Minimum IP Data Rate must result in a symbol rate of no less than 1MSps

Notes:

•

Global code: The DVB-S2 specification defines a concatenation of Low Density Parity Check (LDPC) code and Bose-Chaudhuri¬Hocquenghem (BCH) codes. This results in a higher FEC overhead reflected In link budgets by the global code rate.

•

Intelsat Network Broadband Service supports VolP and VPN by enabling clear dedicated access channel between the network hub and remote site modem. VolP/VPN support over Intelsat Network Broadband Service is limited to transport of VolP packets from the remote VSAT Units Ethernet port to Intelsat’s multi-homed Internet backbone. Selection of a VolP service provider and termination with them is expected to be arranged by the Customer. Similarly, provision of any VPN hardware and software for end-user’s end-to-end secure application is expected to be arranged by the Customer. The Customer is also responsible for setting up VolP/VPN functionalities, such as routing, gateway configuration, call setup, control, billing, etc.

Intelsat Confidential and Proprietary	Page 24 of 34

Appendix 2E: Operational Contact Details

Customer Technical Contact

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630- 647-1429
Fax	N/A
Mobile	+1-630-886-7054
E-mail address	blauer@gogoair.com

Customer End User Helpdesk

Name	Gogo LLC, Network Operations Center
Helpdesk Manager	NOC Engineer on Duty
Address	1250 North Arlington Heights Rd
Country	USA
Phone	1 866 943 4662
Mobile	N/A
Fax	N/A
E-mail address	noc@aircell.com

Customer Earth Station Contact

Earth Station Name	Same as End User Helpdesk
Earth Station Manager
Street address
City
Country
Phone
Fax
Mobile
E-mail address

Intelsat Contact Details

Intelsat Teleport address	☒ Kumsan Teleport, Kumsan Satellite Earth Station, KT, 259-1, Yangjeon-ri, Geumseong-myeon, Geumsan-gun, Chungnam, Korea, 312-700
Intelsat POP address	☒ New York POP, Level 3, 111 8th Avenue, Suite 304, New York, NY 10011, USA ☒ Various - For network diversity
Sales Director	Name: Alasdair Calder Tel: (202) 944-6824 Email: alasdaircalder@intelsat.com
Sales Engineer	Name: Jeff Kimble Tel: (202) 944-6805 Email: Jeff.kimble@intelsat.com
Provisioning Team	dsp@Intelsat.com doc@intelsat.com (24 x7 x 365)

Intelsat Confidential and Proprietary	Page 25 of 34

Appendix 3E Kumsan Co-Location Service Details

Intelsat co-location services are provided subject to the terms and conditions of Intelsat’s Customer Co-Location Services Handbook which can be located at https://my.intelsaLcom/ files/resources/Collocation-Handbook 6ApriI2010.pdf. Intelsat shall provide one (1) Transmit and one (1) Receive cable to the Customer co-location rack of equipment for each transponder listed in page 2 of this Service Order. Intelsat will provide a Receive, Single-Carrier Level of -40dBm +/- 5dB. If Customer requires greater Receive Power level, upon request Intelsat can provide increased amplified signal for an additional charge.

Co-location site name		Name: Kumsan Teleport
List of equipment	No.	Vendor	Equipment Type/Model No.	Quantity	Rack Units
Note 1: Intelsat requires an exhaustive	1	[***]	[***]	[***]	[***]
inventory of the equipment to be installed at	2	[***]	[***]	[***]	[***]
Intelsat Teleport.	3	[***]	[***]	[***]	[***]
Note 2: All co-located equipment must be 19	4	[***]	[***]	[***]	[***]
Inches rack mountable	5
Note 3: Intelsat does not bear any import	6
VAT, duties or shipment costs applicable to	7

the equipment not owned by Intelsat and	8

delivered to any Intelsat facility.	Total

Item	Service-Details	Notes / Service terms
No. of rack units (RU)/rack	11 RU(s) 1 Rack(s) Racks to be provided ☐ By Customer ☒ by Intelsat	All racks are standard 19 inch racks. Rack height varies by teleport. Please see Intelsat’s Customer Co-location Handbook for rack height for the selected teleport.
No. of power outlets	Customer supplied PDU	The number of allowable power outlets without extra charge is limited to 1 per RU, 4 per half rack and 8 per full rack on the same power source. Additional power outlets are available in increments of 8 and are subject to an additional NRC of [***] for each set of 8 power outlets under the same power source. If a different power source is required, item #5 will apply. (*)
No. of power sources	2 power sources	The number of allowable power sources without extra charge is limited to 1 per rack. Additional power sources are available and are subject to an additional NRC of [***] for each additional source and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. The number of outlets provided per additional power source is as per item #4. (*)
Total power consumption	2x20 Amps power sources each (total 40Amps)	The allowable power without extra charge is limited to 20 Amps per rack. Additional power requirements are subject to an additional NRC of [***] per 20 amps increment and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. (*)
Remote access	☐ Incoming dial-up access Number of lines ☒ Internet access Data rate: [***] Kbit/s ☐ Not required

Remote Internet access is available to allow customers to control and monitor equipment. Please indicate the data rate required for remote monitoring access (e.g. do not put the data rate here for your satellite carriers, but instead the rate for remote Internet access for equipment monitoring).

Outgoing phone lines are not available at the Teleport. Incoming dial-up access lines are subject to a location fee and a line rate dependent upon the amount charged by the local telecom providers. If Internet access is required, the co-located equipment must have an Ethernet port. (*)

Intelsat Confidential and Proprietary	Page 26 of 34

Item	Service-Details	Notes / Service terms
Cross-connect required to other customer	☒ Yes - Customer agrees to be responsible for the interconnection to CenturyLink located at 111 8th Ave., NYC	The other customer authorization must be provided to Intelsat to establish the cross-connect.
No. of Teleport access cards		Intelsat shall provide the Customer access to its Teleport for installation of Customer-provided equipment, for emergency operation and maintenance and for any required Intelsat SSOG test and network activation tests. Any visit to Intelsat facilities, such as Teleport, should be coordinated with Intelsat in advance. The Customer will normally be allowed to have a maximum of two persons on site to support the service detailed in this Service Order.
Assistance required for equipment installation	☐ Yes ☒ No	Intelsat’s co-location MRC and NRC do not include the provision of any labor to assemble and rack mount Customers’ co-located equipment. Any such assistance must be requested separately and is charged as per level 1 support charges presented in row 11 below.

(*)	1. Please contact our Provisioning team at dsp@intelsat.com for your additional power, power outlets and remote access requirements, if any.

2. A separate invoice will be issued for these above additional requirements.

Item	Level 1 support charges per hour	Level 1 support details
Level 1 support

7 days a week 0800-1700: [***] (local time)

Note: Level 1 support labor is not included in the co- location rack space charges. Labor will be invoiced for a minimum of one hour and then per additional half hour increment. Any additional special labor or material expenses will be charged at cost incurred [***].

Intelsat will provide the following services as part of Level 1 support when requested by the Customer to the NOC:

•   Re-booting of Customer equipment.

•   Changing cards as guided by Customer.

•   Customer must provide spare cards.

•   Swapping cards as advised by Customer.

•   Checking LED status, as requested and guided by the Customer.

Intelsat Confidential and Proprietary	Page 27 of 34

Appendix 1F — Service Details

Brazil Teleport Master

Service type	☒ VNO (as a Hub Lease)
Service Mode (choose one)	☒ Evolution DVB-S2 with ACM (iDX 2.0.1 or higher)
Operating software version	☒ iDX 3.1.0.3 (DVB-S2) - Customer agrees and acknowledges that they will use iDX 3.1.0.3 software at installation and thereafter the Customer will be free to utilize any software they require.
Group QoS (choose one)	☒ Hub Lease (see appendix for details)
Service ID No. 513075-601 Uplink/Downlink and Hub (NBB-T)

Satellite & location	Satellite: IS-21	Location: 302E
Transponder No.	Intelsat to Customer site: B46K	Customer site to Intelsat: B46K (Return)
(Forward)

Beam	Brazil Beam (BKH/BKV)
Service IP data rate (kbps)

Initial configuration:

Forward Minimum IP Data rate: To be determined as mutually agreed upon

Return IP Data rate: To be determined as mutually agreed upon

Forward Maximum[1] IP Data rate: To be determined as mutually agreed upon (equal to Minimum if ACM not used)

Total bandwidth required (MHz)	Refer to OSC# 511949 SO# 25439
Maximum number of remote Sites	To Be Determined ([***] per Mbps aggregate (min IP data rate + return IP rate))

CPT details	Modem type and model No:
	Antenna Size: m	BUC/HPA size: w
	G/T (mid-band) dB/K	Tx gain (mid-band) dBi

Service coverage area	Brazil Region
Hub equipment	Number of Protocol Processor: 2 Number of NMS: 0 Number of Line Card: 3 XLC-11 (1 spare card XLC-11)
Service demarcation points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port
Service ID No. 513075-602 Co-Location
Co-location	☐ N/A ☒ Yes (see Co-Location Service details )
Service ID No. 513075-603 Ethernet Private Line Connectivity
Fiber extension between POPs or Teleports	☐ N/A ☒ Yes [***] Mbps via IntelsatOne (see Additional Terms and Conditions)
Local loop

☐ N/A

☐ To be provided by Customer Local loop provider:

☐ Ready  ☐ Expected to be delivered by [DD Month]

Terminating Location (Interconnection point with Intelsat):            (addresses are provided In Section VII)

Patch panel at Intelsat Teleport:

☐ Fuchsstadt ☐ Ellenwood ☐ Mountainside ☐ Riverside ☐ Napa ☐ Bouen ☐ Kumsan

☐ Perth ☒ Brazil

Patch panel at Intelsat POP:

☐ McLean ☐ London ☐ Frankfurt ☒ New York ☐ Los Angeles ☐ Atlanta ☐ Seoul ☒ Various

Circuit Type: E1 ☐    T1 ☐        T3/DS3 ☐  Ethernet Private Line ☒

Note: E3 interface is not available at POPs
Number of Circuits :

☐ To be provided by Intelsat

Terminating Location (Customer end location):

NPA/NXX or phone number:                    Suite/Rack No.:        Address:

Service ID No. 513075-604
Internet Access	☒ Yes Data Rate = [***] Mbps

Intelsat Confidential and Proprietary	Page 28 of 34

When Adaptive Code and Modulation (“ACM”) is not employed, the Maximum IP Data Rate will be equal to the Minimum IP Data Rate. When ACM is employed, this Service Order guarantees the Forward Minimum IP Data Rate at the minimum modulation scheme (see Forward Carrier Parameters) and the Return IP Data Rate (s). Additional forward IP data rate, achieved through the use of ACM up to the Forward Maximum IP Data Rate is provided on a best effort basis. The Minimum IP Data Rate must result in a symbol rate of no less than 1MSps

Notes:

•

Global code: The DVB-S2 specification defines a concatenation of Low Density Parity Check (LDPC) code and Bose-Chaudhuri-Hocquenghem (BCH) codes. This results in a higher FEC overhead reflected in link budgets by the global code rate.

•

Intelsat Network Broadband Service supports VolP and VPN by enabling clear dedicated access channel between the network hub and remote site modem. VolP/VPN support over Intelsat Network Broadband Service is limited to transport of VolP packets from the remote VSAT Unit’s Ethernet port to Intelsat’s multi-homed Internet backbone. Selection of a VolP service provider and termination with them is expected to be arranged by the Customer. Similarly, provision of any VPN hardware and software for end-user’s end-to-end secure application is expected to be arranged by the Customer. The Customer is also responsible for setting up VoIP/VPN functionalities, such as routing, gateway configuration, call setup, control, billing, etc.

Intelsat Confidential and Proprietary	Page 29 of 34

Appendix 2F: Operational Contact Details

Customer Technical Contact

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630-647-1429
Fax	N/A
Mobile	+1-630-886-7054
E-mail address	blauer@gogoair.com
Customer End User Helpdesk
Name	Gogo LLC, Network Operations Center
Helpdesk Manager	NOC Engineer on Duty
Address	1250 North Arlington Heights Rd
Country	USA
Phone	1 866 943 4662
Mobile	N/A
Fax	N/A
E-mail address	noc@aircell.com
Customer Earth Station Contact
Earth Station Name	Same as End User Helpdesk
Earth Station Manager
Street address
City
Country
Phone
Fax
Mobile
E-mail address
Intelsat Contact Details
Intelsat Teleport address	☒ Brazil Teleport, In final negotiations
Intelsat POP address	☒ Various - For network diversity
Sales Director	Name: Alasdair Calder Tel: (202) 944-6824 Email: alasdair.calder@intelsat.com
Sales Engineer	Name: Jeff Kimble Tel: (202) 944-6805 Email: Jeff.kimble@intelsat.com
Provisioning Team	dsp@Intelsat.com doc@intelsat.com (24 x 7 x 365)

Intelsat Confidential and Proprietary	Page 30 of 34

Appendix 3F — Brazil Co-Location Service Details

Intelsat co-location services are provided subject to the terms and conditions of Intelsat’s Customer Co-Location Services Handbook which can be located at https://my.intelsal.com/ files/resources/Collocation-Handbook 6ApriI2010.pdf. Intelsat shall provide one (1) Transmit and one (1) Receive cable to the Customer co-location rack of equipment for each transponder listed in page 2 of this Service Order. Intelsat will provide a Receive, Single-Carrier Level of -40dBm +1- 5dB. If Customer requires greater Receive Power level, upon request Intelsat can provide increased amplified signal for an additional charge.

Co-location site name		Name: Rio Teleport
List of equipment	No.	Vendor	Equipment Type/Model No.	Quantity	Rack Units
Note 1: Intelsat requires an exhaustive inventory of the equipment to be installed at Intelsat Teleport. Note 2: All co-located equipment must be 19 Inches rack mountable Note 3: Intelsat does not bear any import VAT, duties or shipment costs applicable to the equipment not owned by Intelsat and delivered to any Intelsat facility.	1	[***]	[***]	[***]	[***]
	2	[***]	[***]	[***]	[***]
	3	[***]	[***]	[***]	[***]
	4	[***]	[***]	[***]	[***]
5
6
7
8

Total

Item	Service-Details	Notes / Service terms
No. of rack units (RU)/rack	11 RU(s) 1 Rack(s) Racks to be provided ☐ By Customer ☒ by Intelsat	All racks are standard 19 inch racks. Rack height varies by teleport. Please see Intelsat’s Customer Co-location Handbook for rack height for the selected teleport.
No. of power outlets	Customer supplied PDU	The number of allowable power outlets without extra charge is limited to 1 per RU, 4 per half rack and 8 per full rack on the same power source. Additional power outlets are available in increments of 8 and are subject to an additional NRC of [***] for each set of 8 power outlets under the same power source. If a different power source is required, item #5 will apply. (*)
No. of power sources	2 power sources	The number of allowable power sources without extra charge is limited to 1 per rack. Additional power sources are available and are subject to an additional NRC of [***] for each additional source and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. The number of outlets provided per additional power source is as per item #4. (*)
Total power consumption	2x20 Amps power sources each (total 40Amps)	The allowable power without extra charge is limited to 20 Amps per rack. Additional power requirements are subject to an additional NRC of [***] per 20 amps Increment and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. (*)
Remote access	☐ Incoming dial-up access Number of lines: ☒ Internet access Data rate:[***] Kbit/s ☐ Not required

Remote Internet access is available to allow customers to control and monitor equipment. Please indicate the data rate required for remote monitoring access (e.g. do not put the data rate here for your satellite carriers, but instead the rate for remote Internet access for equipment monitoring).

Outgoing phone lines are not available at the Teleport. Incoming dial-up access lines are subject to a location fee and a line rate dependent upon the amount charged by the local telecom providers. If Internet access is required, the co-located equipment must have an Ethernet port. (*)

Intelsat Confidential and Proprietary	Page 31 of 34

Item	Service-Details	Notes / Service terms
Cross-connect required to other customer	☒ Yes - Customer agrees to be responsible for the interconnection to CenturyLink located at 111 8th Ave., NYC	The other customer authorization must be provided to Intelsat to establish the cross-connect.
No. of Teleport access cards		Intelsat shall provide the Customer access to its Teleport for installation of Customer-provided equipment, for emergency operation and maintenance and for any required Intelsat SSOG test and network activation tests. Any visit to Intelsat facilities, such as Teleport, should be coordinated with Intelsat in advance. The Customer will normally be allowed to have a maximum of two persons on site to support the service detailed in this Service Order.
Assistance required for equipment installation	☐ Yes ☒ No	Intelsat’s co-location MRC and NRC do not includes the provision of any labor to assemble and rack mount Customers’ co-located equipment. Any such assistance must be requested separately and is charged as per level 1 support charges presented In row 11 below.

(*)	Please contact our Provisioning team at dsp@intelsat.com for your additional power, power outlets and remote access requirements, if any.

2. A separate invoice will be issued for these above additional requirements.

Item	Level 1 support charges per hour	Level 1 support details
Level 1 support

7 days a week 0800-1700: [***]

Note: Level 1 support labor is not included in the co- location rack space charges. Labor will be invoiced for a minimum of one hour and then per additional half hour increment. Any additional special labor or material expenses will be charged at cost incurred [***].

Intelsat will provide the following services as part of Level 1 support when requested by the Customer to the NOC:

•    Re-booting of Customer equipment.

•    Changing cards as guided by Customer.

•    Customer must provide spare cards.

•    Swapping cards as advised by Customer.

•    Checking LED status, as requested and guided by the Customer.

Intelsat Confidential and Proprietary	Page 32 of 34

Appendix 4 - Roles & Responsibilities of

Intelsat and Gogo for VNO and Hub Lease Service Options

Hardware	Hub Lease
iDirect hub hardware investment (Hub chassis, line cards, back-up line cards and protocol processors)	Intelsat
IP hardware infrastructure at teleports (switches, routers etc.)	Gogo
Investment in GNMS	Gogo
NMS client software investment	Gogo
Procurement of equipment co-located at Intelsat Teleport	Gogo
Procurement of aircraft terminals	Gogo

Services	Hub Lease
Space segment sizing and hub commissioning	Intelsat
Commissioning of routers, switches etc	Gogo
Teleport services (RF uplink and downlink)	Intelsat
Intelsat Internet backbone connectivity	Intelsat
Intelsat MPLS, Metro Ethernet, VPN commissioning	Intelsat
Set up and modification of carriers in NMS with iBuilder	Gogo
Set up and modification of traffic profiles in NMS with iBuilder	Gogo
Network management and monitoring with iMonitor	Gogo
Software upgrades	Gogo
Repair and replacement of failed iDirect hub hardware	Intelsat after notification by Gogo
Repair and replacement of failed teleport hardware (excluding iDirect hub hardware — see above)	Intelsat
Remote site configuration in NMS with iBuilder:	Gogo
• Set up/ modification of assignment of remotes to carriers
• Set up / modification of Q05 profiles
Remote equipment installation	Gogo
Cross-polarization isolation and 1 dB compression tests (or comparable tests if unavailable duo to antenna limitations)	Gogo with support of Intelsat CMC

Hardware	Huh Lease
Generation of the option files required for the Direct modem configuration through iBuilder	Gogo. Intelsat support where necessary
Loading of the option file on the remote IDirect modem and upgrade of this option file if required	Gogo
Remote software compatibility	Gogo
Remote equipment maintenance	Gogo
Remote software version	Gogo
Remote software upgrade	Over the air by Gogo. Remote support by Gogo
Installation, co-location, management and maintenance of co-located equipment at Intelsat Teleport	Gogo
Integration of traffic via non-Intelsat teleports and non-Intelsat satellite capacity with this proposed network	Gogo
Integration of traffic via Intelsat teleports and non-Intelsat satellite capacity with this proposed network	Intelsat
Creation of beam map files in support of automatic beam switching	Intelsat (for Intelsat satellites only)
Setting up of helpdesk and Level 1 support to end users*	Gogo
Training of end users	Gogo
Local and national licensing	Gogo
Level 1 support to end users*	Gogo
24 x 7 Level 2 support*	Gogo
24 x 7 Level 3 support*	Intelsat
Application support	Gogo

Support Levels for Network Broadband Service

Support Level	Description of Support
Level 1	All end-user support including initial site configuration, subsequent equipment trouble shooting and site-specific technical & QOS issues
Level 2	Support related to remote configuration issues in the NMS such as assignment or modification of a carrier or a QoS profile to a remote in the NMS.
Level 3	Customer support related to network wide issues as carrier configuration issues, QoS profile configuration issues, space segment, or hub equipment and hub IP configuration issues.
Level 4	Vendor support related to network wide issues which require software, firmware, or hardware modification/upgrade

Intelsat Confidential and Proprietary	Page 33 of 34

Appendix 5 - Additional Terms & Conditions

1.	Option to Delay Service Start Date: Customer shall have the right, by providing Intelsat a written notice no later than December 31, 2012, to delay the Service Start Date by up to three months. In the event of such a delay, Customer’s Service End Date shall be extended by a commensurate amount of time.

2.	[***]

3.	[***]

4.	Furthermore, the incremental growth may also require charges for additional space segment resources which are not included in the above calculations.

Intelsat Confidential and Proprietary	Page 34 of 34